UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 24, 2022
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2022, Evolent Health, Inc., a Delaware corporation (“EVH, Inc.”), Evolent Health LLC, a Delaware limited liability company (“EVH LLC” and, together with EVH, Inc., the “Evolent Entities”), and Endzone Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of EVH LLC (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TPG Growth Iceman Parent, Inc., a Delaware corporation, (the “Company”) and the parent entity of Implantable Provider Group, Inc., and TPG Growth V Iceman, L.P., a Delaware limited partnership, solely in its capacity as representative as set forth therein (the “Representative”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of EVH LLC. The closing of the transactions contemplated by the Merger Agreement (the “Closing”), including the Merger, shall take place on the second business day following the satisfaction or waiver of certain conditions set forth in the Merger Agreement (or on such other date as the parties agree) (the “Closing Date”); provided, however, that the Evolent Entities will not be obligated to consummate the Closing prior to August 1, 2022.

Pursuant to the terms of and as set forth in the Merger Agreement, the Evolent Entities will pay and/or issue to the shareholders and optionholders of the Company (collectively, the “Seller Parties”), subject to certain adjustments and deductions as set forth in the Merger Agreement, cash in an aggregate amount equal to $250,000,000 (the “Cash Consideration”) and an aggregate of number of shares of EVH, Inc.’s Class A common stock (the “Equity Consideration” and together with the Cash Consideration, the “Merger Consideration”) equal to $125,000,000 divided by the volume weighted average closing price of EVH, Inc.’s Class A Common Stock (“Class A Shares”) on the New York Stock Exchange for the ten (10) trading days ending on the last trading day immediately prior to the Closing Date. The Merger Consideration is subject to certain post-Closing adjustments and deductions related to, among other things, the Company’s net working capital, cash and indebtedness, and certain Company transaction expenses as of the Closing Date. In EVH, Inc.’s discretion, the Cash Consideration can be increased with a corresponding decrease to the Equity Consideration.

In addition to the Merger Consideration, the Seller Parties shall be eligible to receive, subject to the satisfaction of certain conditions and metrics set forth in the Merger Agreement, including those related to certain operating results of the Company and its subsidiaries from August 1, 2022 through December 31, 2022 (the “First Earnout Period”) and the first three quarters of 2023 (the “Second Earnout Period”), additional consideration of up to $87,000,000 payable in cash and Class A Shares valued at a price equal to the volume weighted average closing price of such Class A Shares on the New York Stock Exchange for the ten (10) trading days ending immediately prior to the payment (the “Earnout Consideration”). Subject to the conditions applicable thereto, $31,071,000 of the Earnout Consideration will be payable and/or issuable following the First Earnout Period and $87,000,000 less any Earnout Consideration paid and/or issued with respect to the First Earnout Period will be payable and/or issuable following the Second Earnout Period. In EVH, Inc.’s discretion, the Earnout Consideration, if any, may be paid in all cash.

Class A Shares issued as part of the Merger Consideration and Earnout Consideration will be issued only to those Seller Parties who are “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Seller Parties who are not “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act, or who do not otherwise comply with certain other requirements as set forth in the Merger Agreement, will receive, in lieu of Class A Shares, an amount of cash equivalent thereto.

Each of the boards of directors or managing member or partners, as applicable, of the Evolent Entities and the Company has approved the parties’ entry into the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, as applicable, with the parties making customary representations, warranties and covenants, including, but not limited to, that the Company shall conduct its business in the ordinary course from the date of the execution of the Merger Agreement through the earlier of the Closing Date or the date on which the Merger Agreement is terminated and shall not solicit or engage in negotiations or discussions regarding alternative transactions. The consummation of the transactions contemplated by the Merger Agreement, including the Merger, is also subject to customary closing conditions, including, among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the absence of any legal impediments that would prevent the consummation of such transactions, the accuracy of the representations and warranties the parties made in the Merger Agreement, subject to certain exceptions contained therein, and the parties’ material compliance with their respective obligations under the Merger Agreement. The shareholders of the Company have approved the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, by the requisite percentage under applicable state law and the Company’s governing documents. The Merger is not subject to any financing condition.

The Merger Agreement may be terminated by EVH LLC and the Representative on behalf of the Company under the following circumstances: (i) by mutual written consent; (ii) by EVH LLC if there has been an uncured breach by the Company of the representations and warranties or covenants or agreements by the Company set forth in the Merger Agreement that results in the failure of certain conditions to Closing to be satisfied; (iii) by the Representative if there has been a material and willful breach by the Evolent Entities or Merger Sub of the representations and warranties or covenants or agreements by the Evolent Entities or Merger Sub set forth in the Merger Agreement that results in the failure of certain conditions to Closing to be satisfied; (iv) by either EVH LLC or the Representative in the event the Closing has not occurred by December 31, 2022 or in the event there is any law or injunction or other final and non-appealable order restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement; or (v) by the Representative if all conditions to the Evolent Entities to Closing have been satisfied, the date on which the Closing is required to occur has passed, the Company has irrevocably confirmed that its conditions to Closing have been satisfied or waived and the Evolent Entities do not consummate the Closing with five business days of such notice. The Merger Agreement provides that, upon termination of the Merger Agreement by the Representative as a result of a material and willful breach of the Merger Agreement by the Evolent Entities or Merger Sub or otherwise pursuant to (v) above, the Company and the Seller Parties will be entitled to a termination fee of $30,000,000. In addition, the parties to the Merger Agreement are, subject to limited exceptions, entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the provisions of the Merger Agreement.

To provide for certain losses incurred by the Evolent Entities, Merger Sub, or the Company, the Evolent Entities purchased a buyer-side representations and warranties insurance policy (the “R&W Policy”), which R&W Policy shall be effective as of the Closing. The R&W Policy is subject to a cap and certain customary terms, exclusions and deductibles, which limit the Evolent Entities’ ability to make recoveries under the R&W Policy.

In connection with the Closing, certain Seller Parties and EVH, Inc. will enter into a registration rights agreement granting such Seller Parties certain registration rights with respect to the Equity Consideration to be received by such Seller Parties. In addition, in connection with the Closing, certain Seller Parties and EVH, Inc. will enter into a Purchase Price Adjustment Agreement, which provides for the escrowing of cash by both EVH, Inc. and certain Seller Parties equal to 15% of the value of the Equity Consideration received by such Seller Parties. Such escrowed amounts will be released to EVH, Inc. and/or such Seller Parties, upon the occurrence of certain events related to market fluctuations of the Class A Shares occurring during the 90-day period following the Closing.

The Evolent Entities intend to finance a portion of the Cash Consideration through debt financing. In connection with its entry into the Merger Agreement, EVH LLC entered into a debt financing commitment letter with Ares Capital Management LLC (“Ares”), pursuant to which Ares has committed to provide EVH LLC with secured debt financing in an aggregate principal amount of $225,000,000, structured as (i) a term loan facility of up to $175,000,000, with an initial interest rate of adjusted term SOFR (“Secured Overnight Financing Rate”) plus 5.50%, and (ii) a priority ABL revolving credit facility of up to $50,000,000, with an initial interest rate of adjusted term SOFR plus 3.50%, both of which are expected to be fully funded on the Closing Date. The debt financing commitment letter provides that borrowings under the credit facilities will mature on the earlier of (i) five years from the Closing Date and (ii) 91 days prior to the earliest maturity of outstanding indebtedness of EVH, Inc. or any of its subsidiaries that is secured by a lien that is junior to the lien securing the credit facilities, is unsecured or is subordinated in right of payment to the payment obligations under the credit facilities, subject to certain exceptions. The commitment to provide the credit facilities is subject to customary closing conditions for financings of this type, including consummation of the Merger in all material respects in accordance with the Merger Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the issuance of Class A Shares as part of the Merger Consideration and Earnout Consideration is incorporated into this Item 3.02 by reference.

Pursuant to the Merger Agreement, Class A Shares will be issued only to those Seller Parties who are “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act. The issuance and sale of Class A Shares to such Seller Parties will be exempt from registration under the Securities Act by Section 4(a)(2) thereof as a transaction not involving any public offering. The Evolent Entities have not engaged in general solicitation or advertising with regard to the issuance and sale of the Class A Shares that will be issued in connection with the Merger.

Item 7.01. Regulation FD Disclosure.

On June 29, 2022, EVH, Inc. issued a press release announcing the execution of the Merger Agreement and posted investor presentation materials discussing the Merger on the investor relations section of the EVH, Inc. website. A copy of the investor presentation and the press release is furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information, including Exhibits 99.1 and 99.2 hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject EVH, Inc. or any other person to liability under that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “PSLRA”), including, but not limited to, statements regarding the consummation of the transactions contemplated by the Merger Agreement, including the Merger and the receipt of the debt financing, and the expected Closing thereof. The Evolent Entities claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Actual events or results may differ materially from those contained in these forward-looking statements. The factors that could cause future events or results to vary from the forward-looking statements contained herein include, without limitation, risks and uncertainties related to the possibility that the Closing may be delayed or may not occur and the risk that litigation or other matters could affect the Closing. In addition, please refer to the periodic reports that EVH, Inc. has filed with the Securities and Exchange Commission, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the risk factors noted therein. Such periodic filings by EVH, Inc. identify and address other important factors that could cause future events or results to vary from the forward-looking statements set forth in this Current Report on Form 8-K. In addition, the Evolent Entities disclaim any obligation to update any forward-looking statements contained herein to reflect events or circumstances that occur after the date hereof.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation.
99.2	Press Release of Evolent Health, Inc. dated June 29, 2022.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolent Health, Inc.

Date: June 29, 2022	/s/ Jonathan D. Weinberg
Jonathan D. Weinberg
General Counsel and Secretary
(Duly Authorized Officer)